                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Telespectrum Worldwide Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          Telespectrum Worldwide Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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Notes:

                             [LOGO OF TELESPECTRUM]

                              443 South Gulph Road
                           King of Prussia, PA 19406

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 23, 2000

                               ----------------

To Our Stockholders:

  Notice is hereby given that the Annual Meeting of Stockholders of TeleSpectrum Worldwide Inc. will be held on May 23, 2000 at 9:00 a.m., local time, at the Philadelphia Airport Marriott, One Arrivals Road, Philadelphia, PA, for the following purposes:

  (1) To elect nine directors to TeleSpectrum's Board of Directors; and

  (2)To transact such other business as may properly come before the meeting.

  Only stockholders of record at the close of business on April 7, 2000 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof. A complete list of such stockholders will be available at TeleSpectrum's headquarters, 443 South Gulph Road, King of Prussia, Pennsylvania, ten days prior to the meeting.

                                          By Order of the Board of Directors,

                                          /s/ Keith E. Alessi

                                          Keith E. Alessi
                                          Chief Executive Officer and
                                           President

April 28, 2000

  ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE.

                          TELESPECTRUM WORLDWIDE INC.
                             443 South Gulph Road
                           King of Prussia, PA 19406

                               ----------------

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 23, 2000

                               ----------------

  This Proxy Statement is being furnished to the stockholders of TeleSpectrum Worldwide Inc. in connection with the Annual Meeting of Stockholders of TeleSpectrum to be held on May 23, 2000 and any adjournments thereof (the "Annual Meeting"). This Proxy Statement and the enclosed Proxy Card are being mailed to stockholders on or about May 2, 2000.

  Execution and return of the enclosed Proxy Card is being solicited by and on behalf of the Board of Directors of TeleSpectrum for the purposes set forth in the foregoing notice of meeting. The costs incidental to the solicitation and obtaining of proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by TeleSpectrum. In addition, TeleSpectrum has retained ChaseMellon Shareholder Services LLC ("ChaseMellon") to assist in the solicitation of proxies from brokers, bank nominees and other institutional holders, as well as individual holders of record. The fee to ChaseMellon, which is estimated at $5,000 plus expenses, will be paid by TeleSpectrum. Proxies may also be solicited, without extra compensation, by officers and employees of TeleSpectrum by mail, telephone, telefax, personal interviews and other methods of communication.

  TeleSpectrum's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 is being mailed to stockholders with this Proxy Statement.

                             VOTING AT THE MEETING

Record Date; Vote Required; Proxies

  Only stockholders of record at the close of business on April 7, 2000 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. As of that date, TeleSpectrum had outstanding 32,806,248 shares of Common Stock, par value $.01 per share ("Common Stock"). The holders of a majority of such shares, represented in person or by proxy, shall constitute a quorum at the Annual Meeting. A quorum is necessary before business may be transacted at the Annual Meeting except that, even if a quorum is not present, the stockholders present in person or by proxy shall have the power to adjourn the meeting from time to time until a quorum is present. Each stockholder entitled to vote shall have the right to one vote for each share of Common Stock outstanding in such stockholder's name.

  The shares of Common Stock represented by each properly executed Proxy Card will be voted at the Annual Meeting in the manner directed therein by the stockholder signing such Proxy Card. The Proxy Card provides spaces for a stockholder to withhold authority to vote for the nominees for the Board of Directors. The nominees are to be elected by a plurality of the votes cast at the Annual Meeting. With respect to any other matter that may properly be brought before the Annual Meeting, the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote is required to take action, unless a greater percentage is required either by law or by TeleSpectrum's Certificate of Incorporation or Bylaws.

  With regard to the election of directors, votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain items when they have not received instructions from beneficial owners. TeleSpectrum believes that brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors.

  If a signed Proxy Card is returned and the stockholder has given no direction with respect to a voting matter, the shares will be voted with respect to that matter by the proxy agents as recommended by the Board of Directors. Execution and return of the enclosed Proxy Card will not affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by giving notice of revocation to the Secretary of TeleSpectrum at any time before the proxy is voted.

                             ELECTION OF DIRECTORS

Election of Directors

  The Board of Directors currently consists of nine directors. Each director elected at the Annual Meeting will serve until the 2001 annual meeting of stockholders and until such director's successor has been elected and qualified, except in the event of such director's earlier death, resignation or removal.

  The Board of Directors has nominated Mr. Keith E. Alessi, Mr. Vincent J. Ciavardini, Mr. J. Brian O'Neill, Mr. Joseph V. Del Raso, Mr. Richard W. Virtue, Mr. Michael E. Julian, Mr. David L. Kriegel, Mr. Robert B. Hellman, Jr., and Mr. Jeffrey E. Stiefler for election to the Board of Directors.

  The persons named as proxy agents in the enclosed Proxy Card intend (unless instructed otherwise by a shareholder) to vote for the election of Messrs. Alessi, Ciavardini, O'Neill, Del Raso, Virtue, Julian, Kriegel, Hellman, and Stiefler as directors. In the event that nominee should become unable to accept nomination or election (a circumstance which the Board of Directors does not expect), the proxy agents intend to vote for any alternate nominee designated by the Board of Directors, or the Board may decide to reduce the number of directors.

  The Board of Directors unanimously recommends a vote FOR each nominee.

  Set forth below is certain information with respect to each nominee for director and each other person currently serving as a director of TeleSpectrum whose term of office will continue after the Annual Meeting, including the class and term of office of each such person. This information has been provided by each director at the request of TeleSpectrum.

                             NOMINEES FOR ELECTION

                             Principal Occupations During Past Five Years and
 Name of Director      Age                 Certain Directorships
 ----------------      ---   ------------------------------------------------
 Keith E. Alessi        45 Keith E. Alessi has been Chief Executive Officer and
                           President and a director of TeleSpectrum since March
                           1998, and was the Chairman from March 1998 until
                           TeleSpectrum's merger with International Data
                           Response Corporation in June 1999. Effective May 1,
                           2000, Mr. Alessi will become Chairman of
                           TeleSpectrum. Mr. Alessi had been Chairman,
                           President and CEO of Jackson Hewitt, Inc., the
                           nation's second largest tax preparation service
                           company, from 1995 to 1998. From 1988 to 1994, Mr.
                           Alessi served in several executive positions with
                           Farm Fresh, Inc. and was Vice Chairman upon his
                           departure.
 Vincent J. Ciavardini  45 Vincent J. Ciavardini served as President, Chief
                           Operating Officer and Director of PFPC, Inc., a
                           financial services company, for an eight year period
                           ending in April 2000. In addition, over the last
                           seven years Mr. Ciavardini served as President, COO
                           and Director of PFPC International, Ltd. (Dublin,
                           Ireland) and PFPC International (Cayman) Ltd. as
                           well as a Director of International Dollar Reserve
                           Fund. As of May 1, 2000, Mr. Ciavardini will become
                           President and Chief Executive Officer of
                           TeleSpectrum.
 J. Brian O'Neill       40 J. Brian O'Neill was the Chairman of the Board and
                           Chief Executive Officer since the formation of
                           TeleSpectrum in April 1996 until March 1998. Mr.
                           O'Neill was the Chairman of the Board of Directors
                           and Chief Executive Officer of CRW Financial, Inc.
                           from May 1995 until its merger with TeleSpectrum in
                           June 1999. From July 1992 to May 1995, Mr. O'Neill
                           was Chairman and Chief Executive Officer of Casino
                           and Credit Services, Inc. Mr. O'Neill is currently
                           involved in operating a privately-held real estate
                           company.
 Joseph V. Del Raso     47 Joseph V. Del Raso has been a partner at the law
                           firm of Pepper Hamilton LLP since January 1998.
                           Prior thereto, Mr. Del Raso was a partner at the law
                           firm of Stradley Ronon Stevens & Young from 1992
                           through January 1998. From 1988 to 1992, he was a
                           partner at the law firm of Holland and Knight in
                           Ft. Lauderdale, Florida. He has been a director of
                           TeleSpectrum since February 1997.
 Richard W. Virtue      55 Richard W. Virtue has served as a director of
                           TeleSpectrum since August 1996. Mr. Virtue served as
                           Chief Executive Officer of SOMAR, Inc., a
                           predecessor of TeleSpectrum, from 1982 until August
                           1996.
 Michael E. Julian      49 Michael E. Julian has been a director of
                           TeleSpectrum since September 1998. Mr. Julian is
                           currently a consultant. Mr. Julian served as Chief
                           Executive Officer of Jitney-Jungle Stores of America
                           from March 1997, and as Chairman of the Board from
                           August 1998, until June 1999. From 1988 until March
                           1997, Mr. Julian served as Chairman of the Board and
                           Chief Executive Officer of Farm Fresh, Inc. In
                           January 1998, Farm Fresh, Inc. petitioned for a
                           prepackaged Chapter 11 bankruptcy and emerged in May
                           1998.

                              Principal Occupations During Past Five Years and
 Name of Director       Age                Certain Directorships
 ----------------       ---   ------------------------------------------------
 David L. Kriegel        53 David L. Kriegel has been a director of
                            TeleSpectrum since September 1998. Mr. Kriegel has
                            been Chairman, Chief Executive Officer and
                            President of Drug Emporium, Inc. since January
                            1993.
 Robert B. Hellman, Jr.  39 Robert B. Hellman, Jr., is a managing director of
                            MDC Management Company III, L.P., which is the
                            general partner of McCown De Leeuw & Co. III, L.P.
                            and McCown De Leeuw & Co. Offshore (Europe) III,
                            L.P. He is also managing director of MDC Management
                            Company IIIA, L.P., which is the general partner of
                            McCown De Leeuw & Co. (Asia), L.P. These
                            partnerships are engaged in investment activities.
                            Mr. Hellman is also a member of The Gamma Fund LLC,
                            a limited liability company engaged in investment
                            activities. Mr. Hellman has been associated with
                            McCown De Leeuw & Co. since 1987. From 1982 to
                            1985, he worked for Bain & Company, a management
                            consulting company. Mr. Hellman has been a director
                            of TeleSpectrum since June 1999.
 Jeffrey E. Stiefler     51 Jeffrey E. Stiefler has served as our Chairman
                            since June 1999. Mr. Stiefler served as the Chief
                            Executive Officer and Chairman of the Board of
                            International Data Response Corporation from June
                            1996 until its merger with TeleSpectrum in June
                            1999. He served as President and a director of
                            American Express Company, a publicly-traded
                            financial services company, from 1993 to 1995. Mr.
                            Stiefler currently serves as Vice Chairman of
                            Walker Digital, a privately-held business invention
                            and development company. Mr. Stiefler was an
                            operating partner of McCown De Leeuw & Co. from
                            January 1996 to December 1999, and is currently an
                            advisor to McCown De Leeuw.

  Set forth below is certain information with respect to each executive officer of TeleSpectrum that is not also a nominee for director.

                            OTHER EXECUTIVE OFFICERS

 Name of Officer        Age     Principal Occupations During Past Five Years
 ---------------        ---     --------------------------------------------
 James Carroll           56 James Carroll has been Executive Vice President--
                            Telemarketing since June 1999. From June 1997 until
                            June 1999, Mr. Carroll served as a consultant to
                            TeleSpectrum regarding its outbound telemarketing
                            activities. From August 1996 until June 1997, Mr.
                            Carroll served as the Executive Vice President of
                            Operations of TeleSpectrum. Prior to such time, Mr.
                            Carroll served as the Executive Vice President of
                            Operations of SOMAR, Inc., a predeccesor of
                            TeleSpectrum.
 Jill A. Ward            39 Jill A. Ward has been the Executive Vice
                            President--Customer Care since June 1999. From
                            September 1997 to June 1999, Ms. Ward was employed
                            by International Data Response Corporation, a
                            predeccesor of TeleSpectrum, and served as
                            President of its U.S. Inbound and Customer Care
                            operations from April 1998 to June 1999. From
                            October 1992 to July 1997, Ms. Ward served as
                            Senior Vice President of Marketing and Business
                            Planning at Fidelity Investments, a financial
                            services company. Before joining Fidelity
                            Investments, Ms. Ward was a strategy consultant and
                            manager at Bain & Company.

 Name of Officer     Age     Principal Occupations During Past Five Years
 ---------------     ---     --------------------------------------------
 Francis J. Pennella  56 Francis J. Pennella has been Executive Vice
                         President--Human Resources/Administration and
                         Secretary since June 1999. From Januaary 1997 until
                         June 1999, Mr. Pennella served as Senior Vice
                         President--Human Resources of TeleSpectrum. Mr.
                         Pennella served as the Executive Vice President of
                         Wilmington Savings Fund Society from 1994 until
                         January 1997.

Compensation Interlocks and Insider Participation

  The Board of Directors has a Compensation Committee and an Audit Committee. During fiscal year 1999, the Board of Directors held 10 meetings, the Compensation Committee held three meetings and the Audit Committee held three meetings. Each director attended at least 75% of the aggregate of the meetings of the Board of Directors held during 1999 and of the committees on which he served during the year.

  The Compensation Committee makes recommendations concerning salaries and incentive compensation for employees of and consultants to TeleSpectrum, and the Audit Committee reviews the results and scope of the audit and other services provided by TeleSpectrum's independent auditors.

  The current members of both the Compensation Committee are Messrs. Kriegel, O'Neill and Hellman. The current members of the Audit Committee are Messrs. Del Raso, Julian and Virtue.

Director Compensation Arrangements

  Directors who are not currently receiving compensation as officers, employees or consultants of TeleSpectrum are entitled to receive an annual retainer fee of $7,500 and monthly fees of $2,000, plus $500 and reimbursement of expenses for each meeting of the Board of Directors and each committee meeting that they attend in person.

  Non-employee directors of TeleSpectrum are currently entitled to receive non-qualified stock options under TeleSpectrum's 1996 Equity Compensation Plan. Each non-employee director of TeleSpectrum is granted a non-qualified stock option exercisable for 10,000 shares of Common Stock on the date that such person is first elected to the board. An additional grant of an option exercisable for 2,500 shares of Common Stock is granted on each date that a director person is re-elected to the board. All options granted to non-employee directors under this policy vest in three annual equal installments and contain such other terms and conditions as set forth in the plan.

                            EXECUTIVE COMPENSATION

  The following table sets forth certain information with respect to compensation paid or earned during the fiscal years ended December 31, 1998 and 1999 to TeleSpectrum's chief executive officer and president and the other four most highly compensated executive officers of TeleSpectrum (collectively, the "Named Officers").

                          Summary Compensation Table

                                                                Long-Term
                                        Annual Compensation(1) Compensation
                                        Year  Salary   Bonus    Awards (2)
                                        ---- -------- -------- ------------
Keith E. Alessi
Chairman of the Board, Chief            1999 $243,692 $250,000         --
Executive Officer and President         1998  189,000       --  2,000,000
James Carroll(3)
Executive Vice President -- Outbound    1999  234,541   60,000    115,000
Telemarketing
Jill A. Ward(4)
Executive Vice President -- Customer    1999  237,783   25,000    115,000
Care
Francis J. Pennella
Executive Vice President -- Human       1999  177,692   40,000     80,000
Resources/Administration and Secretary
Paul J. Grinberg (4)(5)
Former Chief Financial Officer and      1999  255,926   55,000    115,000
Executive Vice President Finance

--------
(1) Excludes perquisites and other personal benefits, securities or property which are, in the aggregate, less than 10% of the total annual salary and bonus.
(2) Represents shares of Common Stock underlying stock options granted by TeleSpectrum in 1998 and 1999.
(3) Includes consulting fees paid prior to June 30, 1999 while Mr. Carroll served as an independent contractor to TeleSpectrum.
(4) Includes salary paid by International Data Response Corporation, a company that merged with TeleSpectrum in June 1999.
(5) Resigned his position with TeleSpectrum effective April 28, 2000.

Employment Agreements

  Mr. Alessi has an employment agreement with TeleSpectrum. Mr. Alessi's agreement provides that he is to be employed by TeleSpectrum as its Chairman through March 19, 2001 at an annual salary of $200,000, plus any bonuses as determined annually by the compensation committee. The Agreement also provides for one year of severance benefits if the employment of Mr. Alessi is terminated by TeleSpectrum without cause and prohibits Mr. Alessi from competing with TeleSpectrum for two years after the end of his employment with TeleSpectrum.

  Mr. Ciavardini has an employment agreement with TeleSpectrum. Mr. Ciavardini's agreement provides that he is to be employed by TeleSpectrum as its President and Chief Executive Officer through May 1, 2003 at an annual salary of not less than $325,000, plus any bonuses as determined annually by the compensation committee. For the first twelve months of the Agreement, Mr. Ciavardini's bonus will be not less than

$300,000. The Agreement also provides for one year of severance benefits if the employment of Mr. Ciavardini is terminated by TeleSpectrum without cause and prohibits Mr. Ciavardini from competing with TeleSpectrum for one year after the end of his employment with TeleSpectrum. Pursuant to his agreement, Mr. Ciavardini was granted three stock options under TeleSpectrum's Amended and Restated 1996 Equity Compensation Plan exercisable for an aggregate of 1,500,000 shares of common stock. One of these stock options, which is exercisable for an aggregate 500,000 shares, vests incrementally on the earlier of any ten day periods that the TeleSpectrum common stock reaches certain closing prices, or in May 2004. The vesting schedule is as follows:
166,667 shares vest if the closing price of the common stock reaches $11.00 per share during a ten day period that begins prior to November 1, 2001; 166,667 shares vest if the closing price of the common stock reaches $17.00 per share during a ten day period that begins prior to August 1, 2003; and 166,667 shares vest if the closing price of the common stock reaches $23.50 per share during a ten day period that begins prior to April 30, 2003. The remaining two of these options, exercisable for an aggregate of 1,000,000 shares, vest as to 100,000 shares on April 30, 2000 and the remaining 900,000 shares vest in three equal amounts on each of April 30, 2001, April 30, 2002 and April 30, 2003.

  Mr. Carroll has an employment agreement with TeleSpectrum. Mr. Carroll's agreement provides that he is to be employed by TeleSpectrum as Executive Vice President--Outbound Telemarketing through December 31, 2000 at an annual salary of $265,000, plus any bonuses as determined annually by the compensation committee. The Agreement automatically renews for successive one-year periods unless notice is given at least 30 days prior to the expiration of the then applicable term. The Agreement also provides for six months of severance benefits if the employment of Mr. Carroll is terminated by TeleSpectrum without cause and prohibits Mr. Carroll from competing with TeleSpectrum for one year after the end of his employment with TeleSpectrum.

  Mr. Pennella has an employment agreement with TeleSpectrum. Mr. Pennella's agreement provides that he is to be employed by TeleSpectrum as Executive Vice President--Human Resources/Administration through December 31, 2000 at an annual salary of $200,000, plus any bonuses as determined annually by the compensation committee. The Agreement automatically renews for successive one-year periods unless notice is given at least 30 days prior to the expiration of the then applicable term. The Agreement also provides for one year of severance benefits if the employment of Mr. Pennella is terminated by TeleSpectrum without cause and prohibits Mr. Pennella from competing with TeleSpectrum for one year after the end of his employment with TeleSpectrum.

  The following table sets forth certain information concerning options granted to the Named Officers in 1999.

                                     Individual Grants
                         -----------------------------------------
                                    Percentage
                                     of Total                      Potential Realizable Value
                         Number of   Options                       at Assumed Annual Rates of
                         Securities Granted to                      Stock Price Appreciation
                         Underlying Employees                          for Option Term (2)
                          Options    in 1999   Exercise Expiration ---------------------------
     Name                 Granted      (1)      Price      Date         5%           10%
     ----                ---------- ---------- -------- ---------- ------------ --------------
James Carroll...........   75,000      8.6%     $ 7.75    6/30/09  $    469,313 $    1,189,331
                           40,000                 4.13   10/26/09
Jill A. Ward............   75,000      8.6        7.75    6/30/09       469,313      1,189,331
                           40,000                 4.13   10/26/09
Paul J. Grinberg........   75,000      8.6        7.75    6/30/09       469,313      1,189,331
                           40,000                 4.13   10/26/09
Francis J. Pennella.....   40,000      6.0        7.75    6/30/09       298,725        757,028
                           40,000                 4.13   10/26/09

--------

(1) Based on an aggregate of 1,333,250 shares underlying stock options granted in 1999.
(2) Represents the hypothetical gains or "option spreads" that would exist for the options at the end of their ten year term. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term and are calculated based on the exercise price per share on the date of grant. Such 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent TeleSpectrum's estimate or projection of the future Common Stock price.

  The following table sets forth certain information concerning the number and value of unexercised options held by each of the Named Officers on December 31, 1999.

                         Fiscal Year-End Option Values

                             Number of Securities
                            Underlying Unexercised           Value of Unexercised
                         Options at December 31, 1999      In-The-Money Options (1)
                         -------------------------------   -------------------------
     Name                 Exercisable     Unexercisable    Exercisable Unexercisable
     ----                -------------   ---------------   ----------- -------------
Keith E. Alessi.........         499,999         1,333,334 $1,917,496   $5,113,336
James Carroll...........          40,000           125,000    152,600      158,150
Jill A. Ward............          89,915           115,000    510,627      120,000
Paul J. Grinberg........          87,392           115,000    468,801      120,000
Francis J. Pennella.....          46,666            93,334    100,431      170,869

--------

(1) Based on the difference between $7.125, which was the closing price per share of TeleSpectrum's Common Stock as listed on the Nasdaq National Market System on December 31, 1999 and the exercise price of each option.

Notwithstanding anything to the contrary, the following Report of the Compensation Committee and the Performance Graph on page 9 shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that TeleSpectrum specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                     REPORT OF THE COMPENSATION COMMITTEE

Report of the Compensation Committee

  The Compensation Committee of TeleSpectrum Board is comprised of directors who are not employees of TeleSpectrum. The committee is responsible for the establishment and administration of TeleSpectrum's annual executive compensation and its stock ownership programs. The committee evaluates the performance and determines the compensation of the chief executive officer and the other executive officers of TeleSpectrum based upon the written employment agreements these persons have with TeleSpectrum. The committee also considers other factors including the achievement of company financial goals and individual performance goals and comparisons with other public companies.

  The committee's policy is to offer compensation opportunities that will enable TeleSpectrum to attract, motivate and retain individuals of outstanding ability capable of enhancing stockholder value. The committee relies on a combination of salary, bonus and stock options. Each of TeleSpectrum's current executive officers, other than Ms. Ward, have formal employment agreements that establish their annual salary and fringe benefits. Bonuses paid in 1999 reflect the Committee's evaluation of the respective performance of each Named Officer.

  It is the committee's philosophy that employees who have a significant opportunity to share in TeleSpectrum's long-term economic success are more likely to promote long-term shareholder value. The committee intends to consider the awarding of additional stock options in order to emphasize the link between executive incentives and the creation of stockholder value. In considering these awards, the committee intends to evaluate individual performance, overall contribution to TeleSpectrum, differences in the number of shares underlying stock options among executive officers and the total number of stock options to be awarded.

  Section 162(m) of the Internal Revenue Code generally denies a federal income tax deduction for certain compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the four other highest paid executive officers, excluding, among other things, certain performance-based compensation. Through December 31, 1999, this provision has not affected TeleSpectrum's tax deductions, but the Committee will continue to monitor the potential impact of
Section 162(m) on TeleSpectrum's ability to deduct executive compensation.

                                         COMPENSATION COMMITTEE--April 27,
                                          2000.

                                         David L. Kriegel
                                         J. Brian O'Neill
                                         Robert B. Hellman, Jr.

Performance Graph

  The following line graph compares the percentage change in the cumulative total stockholder return on TeleSpectrum's Common Stock for the four months since TeleSpectrum's Common Stock first started trading on the Nasdaq National Market on August 8, 1996, with the cumulative total return of the Nasdaq Market Index (the "Nasdaq Market Index") and a peer industry group described more fully below (the "Other Direct Marketers"). Dividend reinvestment has been assumed.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                       AMONG TELESPECTRUM WORLDWIDE INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX
-------------------------------------------------------------------------------
-
                8/8/96     12/31/96     12/31/97      12/31/98      12/31/99
-------------------------------------------------------------------------------
-
-o-TLSP          $100        $ 97         $ 22          $ 60          $ 44
-------------------------------------------------------------------------------
-
-[]-Peer Group   $100        $100         $ 44          $ 21          $ 74
-------------------------------------------------------------------------------
-
-/\-NASDAQ       $100        $118         $144          $203          $377
-------------------------------------------------------------------------------
-

  The Other Direct Marketers group is comprised of APAC TELESERVICES INC., ICT GROUP INC., SITEL CORP. and TELETECH HOLDINGS INC., which like TeleSpectrum, provide direct marketing services. TeleSpectrum was incorporated on April 26, 1996 and its direct marketing operations commenced on August 8, 1996, the date on which it completed the acquisition of its operating businesses. The chart above presents a comparison between TeleSpectrum, the Other Direct Marketers (TeleSpectrum's peer group) and the NASDAQ Market Index from the date of these acquisitions to December 31, 1999.

                           10-Year Option Repricing

  The following table sets forth certain information regarding certain stock options held by executive officers of TeleSpectrum that were repriced in September 1997.


                                                                                Length of
                              Number of                                         Original
                              Securities Market Price                             Term
                              Underlying of Stock at  Exercise Price   New    Remaining at
                               Options     Time of      at time of   Exercise    Date of
Name and Position       Date   Repriced   Repricing     Repricing     Price     Repricing
-----------------       ----  ---------- ------------ -------------- -------- ------------
J. Brian O'Neill       9/2/97  500,000      $4.25         $15.00      $6.25   8 yrs. 11 mo.
(former Chairman of    9/2/97  100,000       4.25          14.38       6.25    9 yrs. 6 mo.
the Board and Chief
Executive Officer)
Michael C. Boyd        9/2/97  300,000       4.25          15.00       6.25   8 yrs. 11 mo.
(former President and  9/2/97   60,000       4.25          14.38       6.25    9 yrs. 6 mo.
Chief Operating
Officer)
Richard C. Schwenk     9/2/97  100,000       4.25          15.00       6.25   8 yrs. 11 mo.
(former Executive      9/2/97   20,000       4.25          14.38       6.25    9 yrs. 6 mo.
Vice President and
Chief Financial
Officer)

                    ASSUMES $100 INVESTED ON AUG. 08, 1998
                        ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1998

Index                          8/8/96     12/31/96     12/31/97     12/31/98
-----
Telespectrum Worldwide Inc.    $100         $97          $22          $60
Nasdaq market index            $100        $118         $144         $203
Peer group index               $100        $100          $44          $21

        Security Ownership of Certain Beneficial Owners and Management

  A person or entity has beneficial ownership of shares if it has the power to vote or dispose of the shares. This power can be exclusive or shared, direct or indirect. In addition, a person beneficially owns shares underlying options and warrants if the option or warrant is presently exercisable or will become exercisable within 60 days.

  As of April 7, 2000, there were 32,806,248 outstanding shares of TeleSpectrum common stock. To calculate a stockholder's percentage of beneficial ownership, you must include in both the numerator and denominator those shares underlying the stockholder's options and warrants owned by that stockholder. Options and warrants held by other stockholders, however, are not included. Therefore, the denominator used in calculating beneficial ownership among the stockholders of TeleSpectrum may differ.

  The following table sets forth information regarding the beneficial ownership of the TeleSpectrum Common Stock held by:

  -- each person known to us to own beneficially more than 5% of TeleSpectrum's outstanding shares;

  -- the Chief Executive Officer and the other Named Officers;

  -- each director of TeleSpectrum; and

  -- all directors and executive officers of TeleSpectrum as a group.

                                                             Percentage of
                                     Number of Shares     Outstanding Shares
Beneficial Owner                   Beneficially Owned(1) Beneficially Owned(1)
----------------                   --------------------- ---------------------
McCown De Leeuw & Co. III
 L.P.(1)..........................       6,186,844               18.1%
J. Brian O'Neill(2)...............       3,625,773               10.2
Highfields Group(3)...............       2,357,739                7.2
Keith E. Alessi(4)................       1,284,631                3.8
Richard W. Virtue(5)..............       1,015,725                3.1
Jeffrey E. Stiefler(6)............         448,212                1.4
James Carroll(7)..................         226,207                  *
Jill A. Ward(8)...................         114,915                  *
Paul J. Grinberg(8)...............         112,392                  *
Michael E. Julian(9)..............          91,666                  *
Francis J. Pennella(10)...........          74,466                  *
David L. Kriegel(9)...............          16,666                  *
Joseph V. Del Raso(11)............          12,833                  *
Robert B. Hellman, Jr.(8).........           3,333                  *
All directors and executive offi-
 cers As a group (12
 persons)(12).....................       7,024,019               18.8

--------
  *  Less than one percent.
  (1) Includes (i) 1,179,994 shares of Common Stock obtainable upon the exercise of warrants owned by McCown De Leeuw & Co. III, L.P., an investment partnership whose general partner is MDC Management Company III, L.P. ("MDC III"), (ii) 83,630 shares of Common Stock obtainable upon the exercise of warrants held by McCown De Leeuw & Co. Offshore (Europe) III, L.P., an investment partnership whose general partner is MDC Management Company IIIE, L.P. ("MDC IIIE"); (iii) 20,253 shares of Common Stock obtainable upon the exercise of warrants held by McCown De Leeuw & Co. III (Asia), L.P., an investment partnership whose general partner is MDC Management Company IIIA, L.P. ("MDC IIIA"); and (iv) 22,869 shares of Common Stock obtainable upon the exercise of warrants owned by The Gamma Fund LLC, a California limited liability company. Members of The Gamma Fund LLC include George E. McCown, David De Leeuw, David E. King, Robert B. Hellman, Jr. and Steven Zuckerman, who are also the only managing directors of MDC III, MDC IIIE and MDC IIIA. Voting and dispositive decisions regarding the Common Stock owned by MDC III, MDC IIIE and MDC IIIA are made by Mr. McCown and Mr. De Leeuw, as managing directors of each of such partnerships, who together have more than the required two-thirds-in-interest vote of the managing general partners necessary to effect such decisions on behalf of any such entity. Voting and dispositive decisions regarding the Common Stock owned by The Gamma Fund are made by a vote or consent of a majority in number of the members of The Gamma Fund. No managing director is able to individually direct the voting or disposition of common stock beneficially owned by MDC III, MDC IIIE and MDC IIIA. Messrs. McCown, De Leeuw, King, Hellman and Zuckerman have no direct ownership of any shares of common stock and disclaim beneficial ownership of any shares of Common Stock except to the extent their proportionate partnership interest or membership interests (in the case of The Gamma Fund). The address of all MDC entities and The Gamma Fund is c/o McCown De Leeuw & Co., 3000 Sand Hill Road, Building 3, Suite 290, Menlo Park, California 94025.
  (2) Includes 1,677,051 shares of Common Stock obtainable upon exercise of stock options and 822,860 shares of Common Stock obtainable upon exercise of warrants.
  (3) Of the shares listed, 562,220 are beneficially owned by Highfields Capital I, LP, a Delaware limited partnership, and 208,918 shares are beneficially owned by Highfields Capital II, LP, a Delaware limited partnership. Highfields Associates LLC, a Delaware limited liability company, is the general partner of these partnerships. Messrs. Richard Grubman and Jonathan S. Jacobson are the managing members of Highfield Associates LLC and direct the operations in that capacity. The remaining 1,795,519 shares are beneficially owned by Highfields Capital Management, LP ("Highfields Capital"), a Delaware limited partnership, which serves as investment manager to Highfields Capital Ltd., a Cayman Islands company, with respect to shares directly owned by Highfields, Ltd. Messrs. Grubman and Jacobson are managing members of Highfields GP LLC, a Delaware limited liability company, which is a general partner of Highfields Capital, and directs its operations in that capacity. Highfields Ltd., the client of Highfields Capital, has the power to direct the receipt of dividends and proceeds from the sale of these shares. The foregoing information is derived from a Schedule 13G filed by Highfield Associates, LLC, Highfield Capital and Messrs. Grubman and Jacobson on February 14, 2000.
  (4) Includes 1,000,000 shares of Common Stock obtainable upon exercise of stock options.
  (5) Includes 10,833 and 254,000 shares of Common Stock obtainable upon exercise of stock options and warrants, respectively.
  (6) Includes 342,703 and 77,967 shares of Common Stock obtainable upon exercise of stock options and warrants, respectively.
  (7) Includes 65,000 and 42,200 shares of Common Stock obtainable upon exercise of stock options and warrants, respectively.
  (8) Represents shares of Common Stock obtainable upon exercise of stock options.
  (9) Includes 6,666 shares of Common Stock obtainable upon exercise of stock options.
  (10) Includes 71,666 shares of Common Stock obtainable upon exercise of stock options.
  (11) Includes 10,833 shares of Common Stock obtainable upon exercise of stock options.
  (12) Includes 4,609,086 shares of Common Stock obtainable upon exercise of stock options and warrants.

                             CERTAIN TRANSACTIONS

Transactions with Directors

  TeleSpectrum paid Michael Julian approximately $67,000 in 1999 in consideration for consulting services performed on TeleSpectrum's behalf in 1999. TeleSpectrum paid J. Brian O'Neill approximately $169,000 in 1999 pursuant to the terms of a severance arrangement.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  Arthur Andersen LLP has served as TeleSpectrum's independent public accountants and auditors since TeleSpectrum's inception in 1996. Arthur Andersen LLP has been selected to continue in such capacity for the current year. A representative of that firm is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

                  STOCKHOLDER PROPOSALS -- 1999 ANNUAL MEETING

  Stockholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission. Any proposal which an eligible stockholder desires to have presented at the 2001 annual meeting of stockholders concerning a proper subject for inclusion in the proxy statement and for consideration at the annual meeting, will be included in TeleSpectrum's proxy statement and related proxy card if it is received by TeleSpectrum no later than January 23, 2001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that directors and certain officers of TeleSpectrum, and persons who own more than ten percent of TeleSpectrum's Common Stock, file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such Common Stock. Such directors, officers and more than ten percent shareholders are required by regulation to furnish TeleSpectrum with copies of all Section 16(a) forms which they file.

  To TeleSpectrum's knowledge, based solely on a review of the copies of such reports furnished to TeleSpectrum and written representations that no other reports were required, all fiscal year 1997 Section 16(a) filing requirements applicable to its directors, officers and more than ten percent shareholders were complied with except that Messrs. Carroll, Pennella, Grinberg and Pennella and Ms. Ward each filed their Forms 3 late and Messrs. Alessi and Del Raso each filed their Forms 5 late (each covering one transaction).

                                 OTHER MATTERS

  The Board of Directors of TeleSpectrum does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If, however, other matters properly do come before the meeting, it is the intention of the persons named as proxy agents in the enclosed Proxy Card to vote upon such matters in accordance with their judgment.

                                          By Order of the Board of Directors,
                                          Keith E. Alessi
                                          Chief Executive Officer and
                                           President

April 28, 2000

                          TELESPECTRUM WORLDWIDE INC.
                               443 S. Gulph Road
                           King of Prussia, PA 19406

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS, MAY 23, 2000

     KNOW ALL MEN BY THESE PRESENTS that, I the undersigned stockholder of TeleSpectrum Worldwide Inc., a Delaware corporation (the "Company"), do hereby nominate, constitute, and appoint Keith C. Alessi or Francis Pennella or any one or more of them, my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead, to vote all of the Common Stock, par value $.01 per share, of the Company, standing in my name on its books on April 7, 2000, at the Annual Meeting of its Stockholders to be held on May 23, 2000 at the Philadelphia Airport Marriott, one Arrivals Road, Philadelphia, PA, at 9:00 a.m., local time, and at any and all postponements or adjournments thereof.

     (Continued, and to be marked, dated and signed, on the reverse side)

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

Please mark    [X]
your votes as
indicated in
this manner


                                                        WITHHELD
                                            FOR         FOR ALL
1. Election of Directors                    [_]           [_]

Nominees:
Keith E. Alessi         J. Brian O'Neil
Joseph V. Del Rasto     Richard W. Virtue
Vincent T. Ciavardini   Robert B. Hollman, Jr.
Michael E. Julian       Jeffrey E. Stietler
David R. Kriegel

WITHHELD FOR: (Write that nominee's name in the space provided below).


---------------------------------------

2. In their discretion, to transact any other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the Notice of Annual Meeting and a joint proxy statement/prospectus and revokes all prior Proxies to said meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.

Signature_____________________Signature_________________________Date____________
Note: Please sign exactly as name appears herein. When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by endorsed person. Make sure that the name as your stock certificate(s) is exactly as you indicate above. Please mark, sign, date and return this proxy using the enclosed self-addressed postage prepaid envelope.
--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .